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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: DECEMBER 17, 1999
                        (DATE OF EARLIEST EVENT REPORTED)

                        COMMISSION FILE NUMBER 333-33121

                           LEINER HEALTH PRODUCTS INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





               DELAWARE                              95-3431709

    (STATE OR OTHER JURISDICTION OF                (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)             IDENTIFICATION NUMBER)

                 901 EAST 233RD STREET, CARSON, CALIFORNIA 90745
                                 (310) 835-8400

          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) As of December 17, 1999, the Registrant purchased substantially all of the assets of Granutec, Inc. ("Granutec") and Stanley Pharmaceuticals Ltd. ("Stanley"), both of which are subsidiaries of Novopharm Limited of Ontario, Canada, as well as certain related assets of Novopharm Limited. The Registrant acquired the assets for a purchase price pursuant to the Amended and Restated Asset Purchase Agreement, attached hereto as Exhibit 2.1, consisting of $50 million, subject to a net working capital adjustment, the assumption by the Registrant of all liabilities, obligations and commitments of Granutec relating to certain outstanding industrial development revenue bonds, including, without limitation, the obligation to repay the outstanding principal amount of approximately $7.1 million, and the assumption by the Registrant and Vita Health Products Inc., a subsidiary of the Registrant, of trade accounts payable of Granutec and Stanley, respectively, incurred in the ordinary course of business, but excluding trade accounts payable that have been outstanding for more than 90 days. The purchase price was funded by a capital contribution from the Registrant's parent, Leiner Health Products Group Inc., in the amount of $20 million and the balance was funded by the Registrant's revolving credit facility with the Bank of Nova Scotia.

Granutec is the fourth largest distributor of private label, over-the-counter pharmaceutical drugs in the United States, with manufacturing and packaging facilities located in Wilson, North Carolina and Largo, Florida. Stanley is a manufacturer and distributor of private label, over-the-counter drugs and vitamin supplement products in Canada.

(b) The assets acquired by the Registrant as a result of the acquisition described herein, which assets include property, plant, and equipment, were used by Granutec and Stanley in the manufacturing and distribution of the products described in Item 2 (a) above, and the Registrant intends to continue such use of such assets.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)    EXHIBITS

                           Amended and Restated Asset Purchase Agreement, dated as of December 17, 1999, among Leiner Health Products
           2.1 Inc., Granutec Acquirco, Inc., Vita Health Products Inc., and Granutec, Inc., Granutec Holding Corporation, Stanley Pharmaceuticals Ltd., and Novopharm Limited.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Leiner Health Products Inc.

                                     By:       /s/ Michael S. Yusko
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                                            Michael S. Yusko
                                            Vice President and
                                            Chief Financial Officer

Date: December 30, 1999

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